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                          SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C.

                                       FORM 8-K

                    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934

                           Date of Report: November 4, 1998


                           OZO DIVERSIFIED AUTOMATION, INC.
                ------------------------------------------------------
                (Exact name of Registrant as specified in its charter)

                           Commission file number: 0-16335

             Colorado                                  84-0922701
  -------------------------------                ----------------------
  (State or other jurisdiction of                    (IRS Employer
  incorporation or organization)                 Identification Number)


7450 East Jewell Ave, Suite A, Denver, Colorado             80231
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  (Address of principal executive offices)               (Zip Code)


                 Registrant's telephone number, including area code:
                                    (303) 368-0401

                                    not applicable
                     --------------------------------------------
                     former name or former address, if applicable

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Item 5.  Other Events.

     On November 4, 1998, OZO Diversified Automation, Inc. (OTCBB: "OZOA") executed an agreement with JOT Automation, Inc., a wholly-owned Texas-based subsidiary of JOT Automation Group Oyj ("JOT Parent"), a Finnish corporation which has its common stock registered on the Helsinki Stock Exchange. JOT Automation, Inc. (referred to as "JOT Sub") is engaged in the business of production automation and robotics for use within the electronics industry. The Company proposes to sell to JOT Sub all of its assets relating to its routing and depaneling business in exchange for $920,000 and the assumption of the operating liabilities related to the Company's business assets (the "Transaction"). Following the completion of the Transaction, JOT Sub will license the transferred technology to the Company for use in the bio-medical and bio-technical fields. The Company is preparing a proxy statement by which it will solicit shareholder approval of the Transaction. As a requirement for the completion of the transaction, the Company will change its name to RMMR, Inc. Depending on various factors, the Company hopes to seek shareholder approval at a meeting to be held on December 30, 1998. In addition to the Company's shareholder approval of the Transaction, the completion of the Transaction is subject to normal closing conditions.

     The future conduct of the Company's business is dependent upon a number of factors and there is no assurance that the Company will be able to conduct its operations as contemplated in this report. Certain statements contained in this report using the terms "may", "expects to", and other terms denoting future possibilities, are forward-looking statements. The accuracy of these statements cannot be guaranteed as they are subject to a variety of risks which are beyond the Company's ability to predict or control. These risks may cause actual results to differ materially from the projections or estimates contained in this report. These risks include, but are not limited to, the possibility that the described operations or other activities will not be completed on economic terms, if at all. The research and development of technology products is an enterprise attendant with high risk. There can be no assurance that the Company will succeed in successfully developing a product in the bio-medical or bio-technical fields, and it is important that each person reviewing this report understands the significant risks which accompany the establishment of the completion of the Transaction and the conduct of the Company's future operations.

Item 7.  Financial Statements and Exhibits

(A)  and (B) Financial Statements

          None

(C)  Exhibits

     (1)  Asset Purchase Agreement dated November 4, 1998


                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       OZO DIVERSIFIED AUTOMATION, INC.

November 23, 1998                      By: David J. Wolenski
                                       ------------------------------
                                       David J. Wolenski, President